Dreyfus Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices rose modestly over the past six months with a rally in the municipal bond market. Most sectors of the municipal bond market have also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000, helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank  you  for  investing  in Dreyfus Massachusetts Intermediate Municipal Bond
Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a 3.46% total return over the six-month period ended September 30, 2000.(1) This compares with a total return of 3.31% for the Lipper Massachusetts Intermediate Municipal Debt Funds category average over the same period.(2)

We attribute our performance to a relatively strong investment environment for municipal bonds nationally. The market rally was driven primarily by signs of an economic slowdown throughout the U.S., as well as positive supply-and-demand factors affecting municipal bonds from Massachusetts and other states.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average effective duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average effective duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on April 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the U.S. economy helped keep municipal bond yields relatively low compared to taxable bonds. Massachusetts enjoyed higher tax revenues, which curtailed the state's need to borrow and resulted in a reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been strong from Massachusetts residents seeking to protect wealth, especially in the state's high tech community. When demand rises and supply falls, prices of existing bonds tend to move higher

In this environment, we sold some of our holdings with a shorter term to maturity. We redeployed the proceeds of those sales primarily into longer term insured bonds that typically appeal to individual investors. These changes enabled us to extend the fund's average duration and consolidate our holdings within the 10- to 15-year maturity range, which in turn allowed the fund to benefit from positive conditions created by strong demand within the intermediate maturity range of Massachusetts' municipal bond market.


What is the fund's current strategy?

In our view, while slower economic growth and fewer inflation concerns should benefit the municipal bond market over the long term, the market may experience some weakness over the near term as it digests its recent gains and prepares for concerns that typically affect municipal bonds at year-end. Accordingly, we have recently increased our cash position in anticipation of better values and
greater    investment    opportunities    ahead.

As of September 30, the fund's average duration was what we consider to be in a neutral range. This position is designed to lock in prevailing yields for a reasonable period while giving us the flexibility we need to access higher yielding opportunities as they become available.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--93.9%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--76.8%

Boston 5.75%, 2/1/2013                                                                        1,000,000                1,045,850

Boston Industrial Development Financing Authority, Revenue

   (Pilot Seafood Project) 5.875%, 4/1/2030                                                   1,000,000                1,019,180

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,021,930

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,611,187

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,589,410

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,029,080

Massachusetts Bay Transportation Authority

  (General Transportation System):

      6%, 3/1/2005                                                                              970,000                1,016,075

      6%, 3/1/2005 (Prerefunded 3/1/2003)                                                        30,000  (a)              31,563

      6%, 3/1/2006                                                                            1,230,000                1,288,425

      6%, 3/1/2006 (Prerefunded 3/1/2003)                                                        20,000  (a)              21,042

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,040,860

Massachusetts Commonwealth:

   4.39%, 9/1/2005                                                                            1,000,000  (b,c)         1,038,780

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,631,760

   5%, 8/1/2017                                                                               1,000,000                  937,650

   Consolidated Loan:

      5.75%, 5/1/2003                                                                           500,000                  515,645

      5.30%, 7/1/2006                                                                         1,750,000                1,811,652

Massachusetts Developmental Finance Agency, RRR

   (Ogden Haverhill) 6.70%, 12/1/2014                                                           825,000                  840,551

Massachusetts Educational Financing Authority,
   Education Loan Revenue

   5.70%, 7/1/2011 (Insured; AMBAC)                                                           1,745,000                1,797,141

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Bentley College):

         5.50%, 7/1/2003 (Insured; MBIA)                                                        260,000                  266,614

         5.50%, 7/1/2003 (Prerefund 7/1/2002, Insured; MBIA)                                    240,000  (a)             248,738

      (Cape Cod Health System)

         5%, 11/15/2002 (Insured; College Construction
            Loan Insurance Association)                                                       1,000,000                1,009,280

      (Caritas Christi Obligation Group) 5.25%, 7/1/2005                                      1,000,000                  951,340

      (Central New England Health Systems)

         5.75%, 8/1/2003                                                                        555,000                  535,769

      (Faulkner Hospital) 5.75%, 7/1/2003                                                     1,850,000                1,886,723

      (Hallmark Health System) 5.25%, 7/1/2010 (Insured; FSA)                                 2,055,000                2,075,941



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS (CONTINUED)

Massachusetts Health and
  Educational Facilities Authority, Revenue (continued):

    (Massachusetts General Hospital)

         6%, 7/1/2004 (Insured; AMBAC)                                                        1,875,000                1,961,475

      (New England Medical Center Hospitals)

         4.90%, 7/1/2006 (Insured; MBIA)                                                      1,365,000                1,380,247

      (Partners Healthcare System)
         5.125%, 7/1/2011 (Insured; MBIA)                                                     1,000,000                1,001,320

Massachusetts Housing Finance Agency, Housing Projects

   6.30%, 10/1/2013                                                                           2,000,000                2,047,880

Massachusetts Industrial Finance Agency, Revenue:

   (Combined Jewish Philanthropies)
      5.65%, 2/1/2003 (Insured; AMBAC)                                                          795,000                  815,471

   (Ogden Haverhill Project) 5.45%, 12/1/2012                                                 1,000,000                  940,130

   (Refusetech, Inc. Project) 6.15%, 7/1/2002                                                 1,800,000                1,831,032

Massachusetts Municipal Wholesale Electric Co.,
   Power Supply Systems Revenue:

      5.875%, 7/1/2003                                                                          500,000                  513,870

      6.75%, 7/1/2008                                                                         1,000,000                1,045,060

Massachusetts Port Authority, Revenue:

   5.10%, 7/1/2010                                                                            1,175,000                1,190,228

   (United Airlines, Inc. Project) 5.75%, 10/1/2029                                           1,000,000                  994,310

Massachusetts Water Pollution Abatement Trust,
   Water Pollution Abatement Revenue

   (Pool Loan Program):

      5.25%, 2/1/2008                                                                         1,000,000                1,037,200

      5.70%, 2/1/2012                                                                         2,260,000                2,340,773

New Bedford 5.60%, 3/1/2003                                                                     600,000                  610,482

New England Education Loan Marketing Corp.,
   Student Loan Revenue:

      6%, 3/1/2002                                                                              500,000                  507,820

      6.90%, 11/1/2009                                                                        1,000,000                1,103,460

Pioneer Valley Transit Authority, COP
   5.70%, 2/1/2003 (Insured; CGIC)                                                            1,240,000                1,272,463

Plymouth County, COP (Correctional Facility Project)

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,436,550

Route 3 North Transportation Improvement Association, LR

   5.75%, 6/1/2015 (Insured; MBIA)                                                            1,500,000                1,552,320

Worcester 6%, 8/1/2003                                                                          545,000                  563,072

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--17.1%

Guam Airport Authority, Revenue 6%, 10/1/2000                                                 1,100,000                1,100,088

Guam Government, LOR (Infrastructure Improvement)

   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                1,008,320

Puerto Rico Commonwealth:

   5.375%, 7/1/2005                                                                           1,000,000                1,036,800

   (Public Improvement):

      5.50%, 7/1/2011                                                                         1,000,000                1,051,750

      5.25%, 7/1/2014 (Insued; FSA)                                                           1,000,000                1,025,070

Puerto Rico Electric Power Authority, Power Revenue
   5.50%, 7/1/2008                                                                            1,000,000                1,053,070

Puerto Rico Industrial Tourist Educational,
   Medical and Environmental Control Facilities
   Financing Authority, Industrial Revenue
   (Guaynabo Warehouse) 4.35%, 7/1/2006                                                       1,000,000                  936,800

Virgin Islands Public Finance Authority, Revenue:

   6%, 10/1/2004                                                                                965,000                  979,195

   5.625%, 10/1/2010                                                                          1,000,000                1,018,370

Virgin Islands Water and Power Authority, Electric Systems:

   5.125%, 7/1/2003                                                                           1,000,000                1,013,240

   5.125%, 7/1/2011                                                                           1,000,000                  995,020

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $60,654,843)                                                              61,625,072
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.5%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority,

  VRDN, Revenue:

      4.20% (Insured; MBIA)                                                                     600,000  (d)             600,000

      5.55% (Insured; MBIA)                                                                     400,000  (d)             400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,000,000)                                                               1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $61,654,843)                                                              95.4%               62,625,072

CASH AND RECEIVABLES (NET)                                                                         4.6%                2,999,239

NET ASSETS                                                                                       100.0%               65,624,311


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CGIC                      Capital Guaranty
                             Insurance Company

COP                       Certificate of Participation

FSA                       Financial Security Assurance

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance

                             Insurance Corporation

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.0

AA                               Aa                              AA                                               21.6

A                                A                               A                                                 9.2

BBB                              Baa                             BBB                                              21.1

F1+,F-1                          MIG1, VMG1 & P1                 SP1, A1                                           1.5

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     1.6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY- THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000, THIS SECURITY
AMOUNTED TO $1,038,780 OR 1.6% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  61,654,843  62,625,072

Receivable for investment securities sold                             2,124,400

Interest receivable                                                     931,167

Prepaid expenses                                                          3,456

                                                                     65,684,095
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            32,322

Cash overdraft due to Custodian                                           4,272

Payable for shares of Beneficial Interest redeemed                          289

Accrued expenses                                                         22,901

                                                                         59,784
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,624,311
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      67,338,197

Accumulated undistributed investment income--net                          8,088

Accumulated net realized gain (loss) on investments                  (2,692,203)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                970,229
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,624,311
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 4,945,281

NET ASSET VALUE, offering and redemption price per share ($)--Note 3(d)   13.27

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,732,873

EXPENSES:

Management fee--Note 3(a)                                              194,584

Shareholder servicing costs--Note 3(b)                                  52,498

Professional fees                                                       16,026

Trustees' fees and expenses--Note 3(c)                                   8,386

Prospectus and shareholders' reports                                     5,005

Registration fees                                                        3,775

Custodian fees                                                           3,378

Loan commitment fees--Note 2                                               109

Miscellaneous                                                            5,730

TOTAL EXPENSES                                                         289,491

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (29,937)

NET EXPENSES                                                           259,554

INVESTMENT INCOME--NET                                               1,473,319
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (16,462)

Net unrealized appreciation (depreciation) on investments              704,543

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 688,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,161,400

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 2000          Year Ended

                                              (Unaudited)      March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,473,319           2,933,635

Net realized gain (loss) on investments          (16,462)            (103,781)

Net unrealized appreciation (depreciation)
   on investments                                704,543           (2,886,397)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,161,400              (56,543)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,465,231)          (2,933,635)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   6,095,286          17,678,602

Dividends reinvested                              962,321           2,051,261

Cost of shares redeemed                       (7,504,504)         (22,321,744)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (446,897)          (2,591,881)

TOTAL INCREASE (DECREASE) IN NET ASSETS          249,272           (5,582,059)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            65,375,039           70,957,098

END OF PERIOD                                  65,624,311           65,375,039

Undistributed investment income--net                8,088                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       462,000           1,333,950

Shares issued for dividends reinvested             73,205             155,113

Shares redeemed                                 (574,319)          (1,678,806)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (39,114)            (189,743)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended

                                        September 30, 2000                             Year Ended March 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.12         13.71         13.59         13.07          13.15         12.81

Investment Operations:

Investment income--net                                 .30           .59           .58           .59            .58           .59

Net realized and unrealized
   gain (loss) on investments                          .15          (.59)          .12           .52           (.08)          .34

Total from Investment Operations                       .45           --            .70          1.11            .50           .93

Distributions:

Dividends from
   investment income--net                             (.30)         (.59)         (.58)         (.59)          (.58)        (.59)

Net asset value, end of period                       13.27         13.12         13.71         13.59          13.07        13.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.90(a)        .03          5.25          8.63           3.98         7.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(a)        .80           .80           .80            .80          .75

Ratio of net investment income
   to average net assets                              4.54(a)       4.42          4.25          4.39           4.42         4.45

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .09(a)         .11           .09           .06            .10          .14

Portfolio Turnover Rate                              2.46(b)       15.05         13.04         29.22          23.45        31.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      65,624        65,375        70,957        65,686         61,931       68,129

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENT (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $2,534,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $2,228,000 of the carryover expires in fiscal 2004 and $306,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through September 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $29,937 during the period ended September 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $33,001 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $11,210 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended September 30, 2000, redemption fees retained by the fund amounted to $467.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $1,558,050 and $5,394,810, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $970,229, consisting of $1,342,745 gross unrealized appreciation and $372,516 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

  Dreyfus Massachusetts Intermediate

  Municipal Bond Fund

  200 Park Avenue

  New York, NY 10166

Manager

  The Dreyfus Corporation

  200 Park Avenue

  New York, NY 10166

Custodian

  The Bank of New York

  100 Church Street

  New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

  Dreyfus Transfer, Inc.

  P.O. Box 9671

  Providence, RI 02940

Distributor

  Dreyfus Service Corporation

  200 Park Avenue

  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   268SA009